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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 19, 1998

                              BRE PROPERTIES, INC.
________________________________________________________________________
               (Exact name of registrant as specified in charter)



     Maryland                          0-5305                  94-1722214
___________________               _________________      _____________________
(State or other jurisdiction      (Commission File         (I.R.S. Employer
 of incorporation)                     Number)          Identification Number)

 44 Montgomery Street
     Suite 3600
San Francisco, California                                      94104-4602
____________________________                            ______________________
(Address of principal executive offices)                      (Zip Code)


                                 (415) 445-6530
________________________________________________________________________
              (Registrant's telephone number, including area code)


One Montgomery Street, Telesis Tower, Suite 2500, San Francisco, California 94104-5525
____________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

On February 19, 1998, BRE Properties, Inc. (the "Company") executed an Underwriting Agreement (the "Underwriting Agreement") in connection with the public offering of $130,000,000 aggregate principal amount of its 7 1/8% Notes due 2013 ( the "Notes") under the Company's shelf registration statement on Form S-3 (File No. 333-24915) effective May 7, 1997 (the "Registration Statement"). The Notes will be issued pursuant to an Indenture (the "Indenture") between the Company and Chase Manhattan Bank and Trust Company, National Association, as successor trustee.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)       Exhibits.

Exhibit No.  Description

1.1 Underwriting Agreement, dated February 19, 1998, with respect to the Notes, by and among the Company, Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc

4.1 Indenture, dated June 23, 1997, between the Company and Chase Manhattan Bank and Trust Company, National Association, as successor trustee. (1)

4.2       Form of the Notes

____________________

      (1) Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated June 18, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BRE PROPERTIES, INC.


Date:  February 24, 1998                 By:  /s/ LeRoy E. Carlson
                                         -------------------------
                                         LeRoy E. Carlson
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX


Exhibit No.        Description

1.1 Underwriting Agreement, dated February 19, 1998, with respect to the Notes, by and among the Company, Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc

4.1 Indenture, dated June 23, 1997, between the Company and Chase Manhattan Bank and Trust Company, National Association, as successor trustee. (1)

4.2                Form of the Notes

____________________

      (1) Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated June 18, 1997.

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